John Hancock Trust
Supplement dated June 29, 2009
to the Prospectus dated May 1, 2009

Fund Reorganizations

Emerging Small Company Trust
Global Allocation Trust
Global Real Estate Trust
International Small Cap Trust
Mid Cap Intersection Trust

On June 26, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the reorganization of each Acquired Trust listed below into a corresponding Acquiring Trust. A joint meeting of the Acquired Trusts’ shareholders has been scheduled for Monday, October 19, 2009 to seek approval of the reorganizations. The reorganizations are scheduled to occur immediately after the close of business on Friday, November 13, 2009, subject to regulatory and shareholder approval.

Acquired Trust		Acquiring Trust
Emerging Small Company Trust	into	Smaller Company Growth Trust
Global Allocation Trust	into	Lifestyle Balanced Trust
Global Real Estate Trust	into	Real Estate Securities Trust
International Small Cap Trust	into	International Small Company Trust
Mid Cap Intersection Trust	into	Mid Cap Index Trust

Total Return Trust
Global Bond Trust

Effective immediately, the fund may invest up to 10% of its net assets in preferred stocks.

Real Return Bond Trust

Effective immediately, the fund may invest up to 10% of its net assets in preferred stocks and may invest up to 10% of its net assets in securities related to emerging markets.

Policy Regarding Disclosure of Fund Portfolio Holdings
(All Funds)

The reference to the website where fund holdings are listed is changed to the following:

www.jhannuities.com/FundPerformance/FundPerformance.aspx

John Hancock Trust Supplement dated June 29, 2009 to the Statement of Additional dated May 1, 2009

The following disclosure is added under “Investment Policies:”

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities."